                                                                     EXHIBIT 4.3

================================================================================



                      FLEETWOOD CREDIT RECEIVABLES CORP.,
                                   as Seller


                            FLEETWOOD CREDIT CORP.,
                                  as Servicer


                                      and


                            ______________________,
                                   as Trustee
                      on behalf of the Certificateholders



             ------------------------------------------------------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of _________ 1, 199__

             ------------------------------------------------------


                                 $____________
             Fleetwood Credit RV Receivables 199__-__ Grantor Trust
                           Asset Backed Certificates


================================================================================

                               TABLE OF CONTENTS

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                                                       ARTICLE ONE

                                                    CREATION OF TRUST

Section 1.01.  Creation of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1


                                                       ARTICLE TWO

                                                CONVEYANCE OF RECEIVABLES

Section 2.01.  Conveyance of Initial Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 2.02.  Conveyance of Subsequent Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2


                                                      ARTICLE THREE

                                              THE SERVICER LETTER OF CREDIT

Section 3.01.  Servicer Letter of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5


                                                       ARTICLE FOUR

                                      ACCEPTANCE BY TRUSTEE; NO ACTION EXCEPT UNDER
                                                   SPECIFIED DOCUMENTS

Section 4.01.  Acceptance by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Section 4.02.  No Action Except under Specified Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5


                                                       ARTICLE FIVE

                                                INCORPORATION OF STANDARD
                                            TERMS AND CONDITIONS OF AGREEMENT

Section 5.01.  Incorporation of Standard Terms and Conditions of Agreement  . . . . . . . . . . . . . . . . . . . . .   5


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                                      (i)
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                                                       ARTICLE SIX

                                              SPECIAL DEFINITIONS AND TERMS

Section 6.01.  Special Definitions and Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6


                                                      ARTICLE SEVEN

                                        ADDITIONAL REPRESENTATIONS AND WARRANTIES
                                                        OF SELLER

Section 7.01.  Additional Representations and Warranties of Seller  . . . . . . . . . . . . . . . . . . . . . . . . .  10


                                                      ARTICLE EIGHT

                                        FLEETWOOD CREDIT NOT TO RESIGN AS SERVICER

Section 8.01.  Fleetwood Credit Not to Resign as Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11


                                                       ARTICLE NINE

                                                    AGENT FOR SERVICE

Section 9.01.  Agent for Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11


                                                       ARTICLE TEN

                                                        [Reserved]


                                                        SCHEDULES

Schedule A - Schedule of Initial Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                SA-1
Schedule B - Locations of Receivable Files  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                SB-1

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                                      (ii)
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                                    EXHIBITS


Exhibit A - Form of Class A Certificate . . . . . . . . . . . . . .     A-1
Exhibit B - Form of Class B Certificate . . . . . . . . . . . . . .     B-1
Exhibit C - Form of Servicer's Certificate  . . . . . . . . . . . .     C-1
Exhibit D - Auction Procedures  . . . . . . . . . . . . . . . . . .     D-1
Exhibit E - Form of Addition Notice . . . . . . . . . . . . . . . .     E-1

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                                     (iii)

         This Pooling and Servicing Agreement, dated as of _________ 1, 199__, is made with respect to the formation of the Fleetwood Credit RV Receivables 199__-__ Grantor Trust, among Fleetwood Credit Receivables Corp., a California corporation (the "Seller"), Fleetwood Credit Corp., a California corporation (the "Servicer"), and __________, as trustee (the "Trustee").


                              W I T N E S S E T H:

         In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE ONE

                               CREATION OF TRUST

         Section 1.01. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the Fleetwood Credit RV Receivables 199__-__ Grantor Trust.


                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

         Section 2.01. Conveyance of Initial Receivables. In consideration of the Trustee's delivery to, or upon the order of, the Seller of executed and authenticated Certificates, in authorized denominations and in an aggregate amount equal to the sum of the Original Class A Certificate Balance and the Original Class B Certificate Balance, the Seller does hereby sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the Seller's obligations herein):

                 (i) all right, title and interest of the Seller in and to the Initial Receivables listed in Schedule A hereto and all monies due thereon and paid thereon or in respect thereof (including proceeds of the repurchase of Initial Receivables by the Seller pursuant to
         Section 12.02 or 21.02 of the Standard Terms and Conditions or the repurchase of Initial Receivables by the Servicer, or any successor to the Servicer, pursuant to Section 13.07 or 21.02 of the Standard Terms and Conditions) on or after the Initial Cutoff Date, exclusive of Accrued Interest as of the opening of business on the Initial Cutoff Date;

                 (ii) the interest of the Seller in the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Initial Receivables;

                 (iii) the interest of the Seller in any Liquidation Proceeds, in any proceeds of any physical damage insurance policies covering the Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Initial Receivables or the related Obligors;

                 (iv) the interest of the Seller in any proceeds from Dealer repurchase obligations relating to the Initial Receivables;

                 (v) the interest of the Seller under the Receivables Purchase Agreement;

                 (vi)     all other assets comprising the estate of the Trust;
         and

                 (vii)    all proceeds of the foregoing.

         Section 2.02.  Conveyance of Subsequent Receivables.

         (a) Subject to the conditions set forth in Section 2.02(b), in consideration of the Trustee's delivery on behalf of the Trust, to or upon the order of the Seller, of the purchase price for the Subsequent Receivables, in each case as described below and set forth in the related Transfer Agreement, the Seller shall on each Subsequent Transfer Date sell, transfer, assign and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse (subject to the Seller's obligations herein):

                 (i) all right, title and interest of the Seller in and to the Subsequent Receivables listed on Schedule A to the related Transfer Agreement, and all monies due thereon and paid thereon or in respect thereof (including proceeds of the repurchase of such Subsequent Receivables by the Seller pursuant to Section 12.02 or
         21.02 of the Standard Terms and Conditions or the purchase of such Subsequent Receivables by the Servicer pursuant to Section 13.07 or
         21.02 of the Standard Terms and Conditions) on or after the related Subsequent Cutoff Date;

                 (ii) the interest of the Seller in the security interests in the related Financed Vehicles granted by the related Obligors pursuant to such Subsequent Receivables;

                 (iii) the interest of the Seller in any Liquidation Proceeds, in any proceeds of any physical damage insurance policies covering the related Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to such Subsequent Receivables or the related Obligors;

                 (iv) the interest of the Seller in any proceeds from Dealer repurchase obligations relating to such Subsequent Receivables; and

                 (v)      all proceeds of the foregoing.

         The purchase price to be paid by the Trust on each Subsequent Transfer Date for the Subsequent Receivables so sold shall be set forth in the related Transfer Agreement and shall be paid from monies released from the Pre-Funding Account pursuant to Section 14.09(b) of the Standard Terms and Conditions.
Such purchase price shall equal the aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date.

         (b) The Seller shall transfer to the Trustee the Subsequent Receivables and the other property and rights related thereto described in
Section 2.02(a) only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                 (i) the Seller shall have timely provided the Trustee and each Rating Agency with a written Addition Notice, in substantially the form of Exhibit E hereto, and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Receivables;

                 (ii) the Seller shall have delivered to the Trustee an executed Transfer Agreement in substantially the form of Exhibit B to the Standard Terms and Conditions, which shall include a list of the Subsequent Receivables so transferred;

                 (iii) the Seller shall have caused the Servicer to deposit in the Certificate Account all collections on or in respect of the Subsequent Receivables received on or after the related Subsequent Cutoff Date but prior to the related Subsequent Transfer Date; provided, however, that for so long as (A) Fleetwood Credit shall be the Servicer and (B) the Servicer shall be entitled pursuant to
         Section 14.02 of the Standard Terms and Conditions to remit collections on a monthly rather than daily basis, the Seller shall cause the Servicer to deposit such collections in the Certificate Account on the Business Day immediately preceding the Distribution Date immediately succeeding the related Subsequent Transfer Date;

                 (iv) as of each Subsequent Transfer Date, neither the Servicer nor the Seller was insolvent nor will either of them have been made insolvent by such transfer nor is any of them aware of any pending insolvency;

                 (v) such addition will not result in a material adverse federal or California tax consequence to the Trust or the Certificateholders;

                 (vi)     the Funding Period shall not have terminated;

                 (vii) the Seller shall have delivered to the Trustee and each Rating Agency an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph
         (b) and in Section 5 of the related Transfer Agreement;

                 (viii) the Seller shall have delivered to each Rating Agency and the Trustee an Opinion of Counsel with respect to the transfer of the Subsequent Receivables;

                 (ix) the Seller shall have taken all actions required to maintain the first perfected ownership interest of the Trust in the assets of the Trust (including the Subsequent Receivables);

                 (x) no selection procedures believed by the Seller or the Servicer to be adverse to the interests of the Certificateholders shall have been utilized in selecting the Subsequent Receivables;

                 (xi) the Seller and the Trustee shall have been advised in writing by each Rating Agency on or before the Business Day immediately preceding the related Subsequent Transfer Date that the conveyance of the Subsequent Receivables will not result in a qualification, modification or withdrawal of its then-current rating of each Class of Rated Certificates; and

                 (xii) the Seller shall have provided the Trustee with a supplement to the Schedule of Receivables setting forth the Subsequent Receivables to be transferred on such Subsequent Transfer Date.

         The Trustee shall not be required to investigate or otherwise verify compliance with the conditions specified above (except in respect of its own receipt of documents specified above) and shall be entitled to rely upon the Officer's Certificates and Opinions of Counsel to be delivered pursuant to paragraphs (vii) and (viii) above for such purposes.


                                 ARTICLE THREE

                         THE SERVICER LETTER OF CREDIT

         Section 3.01. Servicer Letter of Credit. Upon the obtaining of any Servicer Letter of Credit pursuant to Section 14.02 of the Standard Terms and Conditions, the Trustee will hold the Servicer Letter of Credit and deliver demands for payment pursuant thereto in accordance with its terms and the terms of this Agreement. As of the Closing Date, there will be no Servicer Letter of Credit and the Servicer will be permitted to remit collections on or in respect of the Receivables on a monthly basis as described in Section 14.02 of the Standard Terms and Conditions.

                                  ARTICLE FOUR

                 ACCEPTANCE BY TRUSTEE; NO ACTION EXCEPT UNDER
                              SPECIFIED DOCUMENTS

         Section 4.01. Acceptance by Trustee. The Trustee does hereby accept all consideration conveyed by the Seller pursuant to Section 2.01 and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of Holders of the Certificates, subject to the terms and provisions of this Agreement.

         Section 4.02. No Action Except under Specified Documents. The Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust except in accordance with the powers granted to, and the authority conferred upon, the Trustee pursuant to this Agreement and the actions of the Trustee contemplated by the Receivables Purchase Agreement.


                                  ARTICLE FIVE

                           INCORPORATION OF STANDARD
                       TERMS AND CONDITIONS OF AGREEMENT

         Section 5.01. Incorporation of Standard Terms and Conditions of Agreement. This Pooling and Servicing Agreement does hereby incorporate by reference the Standard Terms and Conditions of Agreement (Pre-Funded Senior/Subordinated) for Fleetwood Credit RV Receivables Grantor Trusts Effective ___________ 1, 199__ (the "Standard Terms and Conditions"), in the form attached hereto.

                                  ARTICLE SIX

                         SPECIAL DEFINITIONS AND TERMS

         Section 6.01. Special Definitions and Terms. Whenever used in the Standard Terms and Conditions and in this Agreement, the following words and phrases shall have the following meanings:

         "Auction Procedures" means the Auction Procedures set forth in Exhibit D hereto.

         "Certificate Registrar" means the Trustee unless a successor Certificate Registrar is appointed pursuant to Section 16.03 of the Standard Terms and Conditions.

         "Class A Pass-Through Rate" means _____% per annum.

         "Class A Percentage" means _____%.

         "Class B Pass-Through Rate" means ______% per annum. The Class B Pass-Through Rate includes the sum of (i) the Class A Pass-Through Rate multiplied by the Class B Certificate Balance and (ii) _______ basis points on the Pool Balance. In no event will the Class B Pass-Through Rate exceed ______% per annum.

         "Class B Percentage" means ____%.

         "Closing Date" means _________, 199__.

         "Corporate Trust Office" means, as of the date hereof, the office of the Trustee located at __________________.

         The first "Distribution Date" shall be __________, 199__.

         "Final Funding Period Distribution Date" means the Distribution Date on which the Certificates are to be partially prepaid pursuant to Section 14.09(c) of the Standard Terms and Conditions, which Distribution Date shall be
(i) the Distribution Date immediately succeeding the date on which the Funding Period ends, or (ii) the Distribution Date on which the Funding Period ends if the Funding Period ends on a Distribution Date.

         The "Final Scheduled Distribution Date" is the ______ Distribution
Date.

         "Fleetwood Credit" means Fleetwood Credit Corp.

         "Funding Period" means the period from the Closing Date until the earliest to occur of (i) the date on which the remaining Pre-Funded Amount is less than $_________, (ii) the date on which an Event of Default occurs or
(iii) the close of business on _________, 199__.

         "Initial Cutoff Date" means ___________, 199__.

         "Military Reservist Relief Act" means The Military Reservist Relief Act of 1991.

         "Negative Carry Amount Deposit" means an amount equal to (i) two month's interest on the Pre-Funded Amount on deposit in the Pre-Funding Account as of the Closing Date at a rate equal to the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate (weighted by Original Class Certificate Balance) less (ii) ____% of the Pre-Funded Amount on deposit in the Pre-Funding Account as of the Closing Date.

         "Original Class A Certificate Balance" means $___________.

         "Original Class B Certificate Balance" means $___________.

         "Original Pool Balance" means $____________.

         "Original Pre-Funded Amount" means $____________.

         "Prepayment Amount" means, as of the Final Funding Period Distribution Date, the Pre-Funded Amount.

         "Rating Agency" means each of Moody's and Standard & Poor's.

         "Relief Acts" means the Military Reservist Relief Act and the Soldier's and Sailor's Relief Act.

         "Required Deposit Rating" means a rating on short-term deposits of Prime-1 by Moody's and A-1+ by Standard & Poor's; and any requirement that deposits have the "Required Deposit Rating" shall mean that such deposits shall be rated at least equal to the foregoing ratings from Moody's and Standard & Poor's.

         "Required Long Term Debt Rating" means a rating on the long-term unsecured debt obligations of the related depository institution or trust company of at least Baa3 by Moody's and, with respect to the Certificates to be issued pursuant to this Agreement, the requirement that any such long-term unsecured debt obligations have the "Required Long Term Debt Rating" shall mean that such obligations have at least the foregoing rating from Moody's.

         "Required Rating" means a rating of Prime-1 by Moody's and A-1+ by Standard & Poor's.

         "Required Servicer Rating" means a rating on short-term obligations of the Servicer of Prime-1 by Moody's and A-1 by Standard & Poor's; and any requirement that the Servicer have the "Required Servicer Rating" shall mean that the short-term unsecured debt obligations shall be rated at least equal to the foregoing ratings from Moody's and Standard & Poor's.

         "Reserve Fund Initial Deposit" means $___________ (i.e., $_________ plus the Negative Carry Amount Deposit).

         "Servicing Fee Rate" means _____% per annum.

         "Soldier's and Sailor's Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Specified Reserve Fund Balance" means, with respect to the first Distribution Date, an amount equal to $___________ (i.e., $__________ plus an amount equal to the Negative Carry Amount Deposit). On each Distribution Date thereafter, the Specified Reserve Fund Balance will equal _____% of the sum of the Class A Certificate Balance and the Class B Certificate Balance (after giving effect to distributions of principal to be made on such Distribution
Date); provided, however, that so long as the foregoing sum of the Class A Certificate Balance and the Class B Certificate Balance exceeds $_________, the Specified Reserve Fund Balance will not be less than $_________. From and after the Distribution Date as of which the foregoing sum of the Class A Certificate Balance and the Class B Certificate Balance is less than $___________, the Specified Reserve Fund Balance will equal such sum. Notwithstanding the foregoing, on each Distribution Date following any Fiscal Quarter in which the Realized Loss Percentage or the Delinquency Percentage exceeds ____%, the Specified Reserve Fund Balance will be equal to the greater of (a) the amount described above or (b) an amount equal to the Pool Balance as of the immediately preceding Record Date multiplied by a percentage equal to ___% minus the following fraction, expressed as a percentage: (i) one minus
(ii) a fraction, the numerator of which is the Class A Certificate Balance on such Distribution Date (after giving effect to distributions of principal made on such Distribution Date) and the denominator of which is such the sum of the Pool Balance and an amount equal to the amount on deposit in the Pre-Funding Account (other than investment earnings), in each case as of the last day of the three related Collection Periods in such Fiscal Quarter; provided, further, that following any Fiscal Quarter thereafter in which the Realized Loss Percentage and the Delinquency Percentage are less than ____%, the Specified Reserve Fund Balance shall return to the amount described in the first two sentences of this definition. If on any Distribution Date cumulative losses in respect of the Receivables exceed ____% of the sum of the Original Pool Balance plus an amount equal to the aggregate principal balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates, the Specified Reserve Fund Balance shall remain at the level in effect as of such date and shall not be reduced further in accordance with the first two sentences of this definition.

                                 ARTICLE SEVEN

                   ADDITIONAL REPRESENTATIONS AND WARRANTIES
                                   OF SELLER

         Section 7.01. Additional Representations and Warranties of Seller. The Seller does hereby make the following representations and warranties on which the Trustee shall rely in accepting the Receivables in trust and authenticating the Certificates. Such representations and warranties shall speak as of the execution and delivery of this Agreement in the case of the Initial Receivables, and as of the related Subsequent Transfer Date in the case of the Subsequent Receivables, and in each case shall survive the sale, transfer and assignment of the related Receivables to the Trustee:

                 (i) Maturity of Receivables. Each Receivable conveyed hereby shall have an original maturity of not less than ___ months nor greater than ____ months and as of the Initial Cutoff Date or the related Subsequent Cutoff Date, as the case may be, a scheduled remaining term of not less than ___ months nor greater than ____ months and the weighted average remaining term of the Receivables (including the Subsequent Receivables) shall be ____ months.

                 (ii) APR. Each Receivable shall have an APR equal to or greater than _____%, the weighted average APR of the Initial Receivables shall not be less than _____% and the weighted average APR of the Receivables (including the Subsequent Receivables) shall not be less than _____%.

                 (iii) No Overdue Payments. Each Receivable shall have no payment that is more than 30 days past due as of the Initial Cutoff Date or the related Subsequent Cutoff Date, as the case may be.

                 (iv) Location of Receivable Files. Each Receivable File shall be kept at one of the locations listed in Schedule B hereto.

                 (v) Obligors. In the case of any Obligor in the military service (including an Obligor who is a member of the National Guard or is in the reserves) whose Receivable is subject to either Relief Act, as of the Initial Cutoff Date or Subsequent Cutoff Date, as the case may be, no such Obligor has made a claim to the Seller or the Servicer that (A) the amount of interest on the related Receivable should be limited to ___% during the period of such Obligor's active duty status pursuant to the Soldiers' and Sailors' Relief Act or (B) payments on such Receivable should be delayed pursuant to the Military Reservist Relief Act, in either case unless a court has ruled otherwise upon application of the Seller or the Servicer.

                 (vi) Motor Home Financed Vehicles. Based on the Principal Balances of the Initial Receivables as of the Initial Cutoff Date, ____% of the Initial Receivables shall be secured by motor homes.


                                 ARTICLE EIGHT

                   FLEETWOOD CREDIT NOT TO RESIGN AS SERVICER

         Section 8.01. Fleetwood Credit Not to Resign as Servicer. Subject to the provisions of Section 18.05 of the Standard Terms and Conditions, Fleetwood Credit shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Fleetwood Credit shall be communicated to the Trustee and the Letter of Credit Bank at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of Fleetwood Credit in accordance with Sections 18.05 and 19.02 of the Standard Terms and Conditions.


                                  ARTICLE NINE

                               AGENT FOR SERVICE

         Section 9.01. Agent for Service. The agent for service for (i) the Seller shall be its Senior Vice President, 22840 Savi Ranch Parkway, Yorba Linda, California 92687, and (ii) the Servicer shall be its Senior Vice President, 22840 Savi Ranch Parkway, Yorba Linda, California 92687.


                                  ARTICLE TEN

                                   [Reserved]

         IN WITNESS WHEREOF, the parties have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       FLEETWOOD CREDIT RECEIVABLES CORP.,
                                       as Seller



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       FLEETWOOD CREDIT CORP.,
                                       as Servicer



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                     ,
                                       ------------------------------
                                       as Trustee



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE A


                            SCHEDULE OF RECEIVABLES


 Omitted - Originals on file at the offices of the Seller, the Servicer and the
                                   Trustee.

                                                                      SCHEDULE B


                         LOCATIONS OF RECEIVABLE FILES


Fleetwood Credit Corp.
22840 Savi Ranch Parkway
Yorba Linda, California 92687

Fleetwood Credit Corp.
324 East 11th Street
Tracy, California 95376

Fleetwood Credit Corp.
3200 Highlands Parkway
Suite 104
Smyrna, Georgia 30082

Fleetwood Credit Corp.
501 East Monroe
Suite 350
South Bend, Indiana 46601

Fleetwood Credit Corp.
110 Turnpike Road
Suite 203
Westborough, Massachusetts 01581

Fleetwood Credit Corp.
100 Century Parkway
Suite 150
Mt. Laurel, New Jersey 08054

Fleetwood Credit Corp.
4000 Kruse Way Place
Building 2, Suite 250
Lake Oswego, Oregon 97035

Fleetwood Credit Corp.
14901 Quorum Drive
Suite 750
Addison, Texas 75240

Fleetwood Credit Corp.
10895 Lowell Street
Suite 280
Overland Park, Kansas 66225

                                                                       EXHIBIT A


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             FLEETWOOD CREDIT RV RECEIVABLES 199__-__ GRANTOR TRUST

                    _____% ASSET BACKED CERTIFICATE, CLASS A

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes, among other things, a pool of simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby and sold to the Trustee by Fleetwood Credit Receivables Corp. and monies on deposit in the Pre-Funding Account. The Final Scheduled Distribution Date is ________, ____.

         (This Certificate does not represent an interest in or obligation of Fleetwood Credit Receivables Corp., Fleetwood Credit Corp., Associates First Capital Corporation or any of their respective affiliates.)

                                                                CUSIP __________
NUMBER RA-1                                                    $________________

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a _____________ DOLLAR ($___________) nonassessable, fully-paid, fractional undivided interest in the Fleetwood Credit RV Receivables 199__-__ Grantor Trust (the "Trust") formed by Fleetwood Credit Receivables Corp., a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of _________ 1, 199__ (the "Agreement") among the Seller, Fleetwood Credit Corp., as Servicer, and ____________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized certificates designated as "Fleetwood Credit RV Receivables 199__-__ Grantor Trust _____% Asset Backed Certificates,

Class A" (the "Class A Certificates") issued under the Agreement. Also issued under the Agreement are certificates designated as "Fleetwood Credit RV Receivables 199__-__ Grantor Trust _____% Asset Backed Certificates, Class B" (the "Class B Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the extent described in the Agreement. The Class A Certificates and the Class B Certificates are herein collectively called the "Certificates". The aggregate undivided interest in the Trust evidenced by all Class A Certificates is _____%. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, or will include, among other things, a pool of simple interest retail installment sale contracts (the "Initial Receivables") secured by the new and used recreational vehicles financed thereby (the "Initial Financed Vehicles"), certain payments due under the Initial Receivables on and after _________, 199__ (exclusive of Accrued Interest as of the opening of business on such date), security interests in the related Initial Financed Vehicles, certain bank accounts and the proceeds thereof, a Servicer Letter of Credit, if any, property (including the right to receive certain Liquidation Proceeds) securing the Initial Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering the Initial Financed Vehicles, the Initial Receivables or the related Obligors, an assignment of the Seller's rights under the Receivables Purchase Agreement and the right of the Seller to receive the proceeds of Dealer repurchase obligations relating to the Initial Receivables. From time to time during the Funding Period, certain monies on deposit in the Pre-Funding Account will be applied towards the purchase from the Seller of certain additional qualifying simple interest retail installment sale contracts (the "Subsequent Receivables") secured by new and used recreational vehicles (the "Subsequent Financed Vehicles" and, together with the Initial Financed Vehicles, the "Financed Vehicles") financed thereby. The Subsequent Receivables, together with, among other things, certain payments due thereunder on and after the related Subsequent Cutoff Dates (exclusive of Accrued Interest as of the opening of business on such dates), security interests in the related Subsequent Financed Vehicles, property (including the right to receive certain Liquidation Proceeds) securing the Subsequent Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering the Subsequent Receivables, the related Financed Vehicles or the related Obligors and the right of the Seller to receive the proceeds from Dealer repurchase obligations relating to the Subsequent Receivables, will be included as property of the Trust. If certain amounts remain on deposit in the Pre-Funding Account at the end of the Funding Period, such amounts will be distributable as a mandatory prepayment of principal to Certificateholders as described in the Agreement.

         Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on __________, 199__, to the Person in whose name this Class A Certificate is registered at the close of business on the day immediately preceding such Distribution Date or, if Definitive Certificates are issued, at the close of business on the last day of the immediately preceding calendar month (each, a "Record Date"), such Class A Certificateholder's percentage interest in the Class A Distributable Amount for such Distribution Date actually distributed, together with the repayment of any outstanding Class A Interest Carryover Shortfall and Class A Principal Carryover Shortfall actually made on such Distribution Date, in each case to the extent and as more specifically set forth in the Agreement.

         Distributions on this Class A Certificate will be made by the Trustee by check or money order mailed to the related Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon, except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee.

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and monies on deposit in the Reserve Fund, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of all Certificates, voting together as a single class. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A

Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class A Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         Prior to due presentation of this Class A Certificate for registration of transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only following the last day of a Collection Period as of which the Pool Balance is 10% or less of the sum of the Original Pool Balance and the aggregate principal balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates.
If no such entity exercises its optional termination right within 90 days after the last day of the Collection Period as of which such right can first be exercised, the Trustee shall solicit bids for the purchase of all Receivables and other property remaining in the Trust and such sale of the Receivables and other property of the Trust will effect early retirement of the Certificates.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class A Certificate to be duly executed.

Dated:  __________, 199__              FLEETWOOD CREDIT RV RECEIVABLES
                                       199__-__ GRANTOR TRUST

                                                     , as Trustee
                                       --------------


                                       By:
                                           -------------------------------------
                                                    Authorized Officer


[SEAL]

ATTEST:




----------------------------------




This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                       , as Trustee
                                       ----------------


                                       By:
                                           -------------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT


  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate
Registrar, with full power of substitution in the premises.


Dated:



                                                                               *
                                       ----------------------------------------
                                                  Signature Guaranteed:



                                                                               *
                                       ----------------------------------------


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.

                                                                       EXHIBIT B


         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             FLEETWOOD CREDIT RV RECEIVABLES 199__-__ GRANTOR TRUST

                    _____% ASSET BACKED CERTIFICATE, CLASS B

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes, among other things, a pool of simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby and sold to the Trustee by Fleetwood Credit Receivables Corp. and monies on deposit in the Pre-Funding Account. The Final Scheduled Distribution Date is _________, ____.

         (This Certificate does not represent an interest in or obligation of Fleetwood Credit Receivables Corp., Fleetwood Credit Corp., Associates First Capital Corporation or any of their respective affiliates.)

NUMBER RB-1                                                    CUSIP ___________
                                                                    $___________

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ______________ DOLLAR ($___________) nonassessable, fully-paid, fractional undivided interest in the Fleetwood Credit RV Receivables 199__-__ Grantor Trust (the "Trust") formed by Fleetwood Credit Receivables Corp., a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of _________ 1, 199__ (the "Agreement") among the Seller, Fleetwood Credit Corp., as Servicer, and ______________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized certificates designated as "Fleetwood Credit RV Receivables 199__-__ Grantor Trust _____% Asset Backed Certificates, Class B" (the "Class B Certificates") issued under the Agreement. Also issued under the Agreement are certificates designated as "Fleetwood Credit RV Receivables 199__-__ Grantor Trust _____% Asset Backed Certificates, Class A" (the "Class A Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the extent described in the Agreement. The Class A Certificates and the Class B Certificates are herein collectively called the "Certificates". The aggregate undivided interest in the Trust evidenced by all Class B Certificates is ____%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, or will include, among other things, a pool of simple interest recreational vehicle retail installment sale contracts (the "Initial Receivables") secured by the new and used recreational vehicles financed thereby (the "Initial Financed Vehicles"), certain payments due under the Initial Receivables on and after _________, 199__ (exclusive of Accrued Interest as of the opening of business on such date), security interests in the related Initial Financed Vehicles, certain bank accounts and the proceeds thereof, a Servicer Letter of Credit, if any, property (including the right to receive certain Liquidation Proceeds) securing the Initial Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering the Initial Financed Vehicles, the Initial Receivables or the related Obligors, an assignment of the Seller's rights under the Receivables Purchase Agreement and the right of the Seller to receive the proceeds of Dealer repurchase obligations relating to the Initial Receivables and monies on deposit in the Pre-Funding Account. From time to time during the Funding Period, certain monies on deposit in the Pre-Funding Account will be applied towards the purchase from the Seller of certain additional qualifying simple interest retail installment sale contracts (the "Subsequent Receivables") secured by new and used recreational vehicles (the "Subsequent Financed Vehicles" and, together with the Initial Financed Vehicles, the "Financed Vehicles") financed thereby. The Subsequent Receivables, together with, among other things, certain payments due thereunder on and after the related Subsequent Cutoff Dates (exclusive of Accrued Interest as of the opening of business on such dates), security interests in the related Subsequent Financed Vehicles, property (including the right to receive certain Liquidation Proceeds) securing the Subsequent Receivables and held by the Trustee, proceeds from claims on physical damage, credit life and disability insurance policies covering the Subsequent Receivables, the related Financed Vehicles or the related Obligors and the right of the Seller to receive the proceeds from Dealer repurchase obligations relating to the Subsequent Receivables, will be included as property of the Trust. If certain amounts remain on deposit in the Pre-Funding Account at the end of the Funding Period, such amounts will be distributable as a mandatory prepayment of principal to Certificateholders as described in the Agreement.

         Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on _________, 199__, to the Person in whose name this Class A Certificate is registered at the close of business on the day immediately preceding such Distribution Date or, if Definitive Certificates are issued, at the close of business on the last day of the immediately preceding calendar month (each, a "Record Date"), such Class B Certificateholder's percentage interest in the Class B Distributable Amount for such Distribution Date actually distributed, together with the repayment of any outstanding Class B Interest Carryover Shortfall and Class B Principal Carryover Shortfall actually made on such Distribution Date, in each case to the extent and as more specifically set forth in the Agreement.

         Distributions on this Class B Certificate will be made by the Trustee by check or money order mailed to the related Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon, except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee.

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and monies on deposit in the Reserve Fund, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of all Certificates, voting together as a single class. Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this

Class B Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         Prior to due presentation of this Class B Certificate for registration of transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only the last day of a Collection Period as of which the Pool Balance is 10% or less of the sum of the Original Pool Balance and the aggregate principal balance of all Subsequent Receivables conveyed to the Trust as of the related Subsequent Cutoff Dates.
If no such entity exercises its optional termination right within 90 days after the last day of the Collection Period as of which such right can first be exercised, the Trustee shall solicit bids for the purchase of all Receivables and other property remaining in the Trust and such sale of the Receivables and other property of the Trust will effect early retirement of the Certificates.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class B Certificate to be duly executed.

Dated:  __________, 199__              FLEETWOOD CREDIT RV RECEIVABLES
                                       199__-__ GRANTOR TRUST

                                                       , as Trustee
                                       ----------------


                                       By:
                                           -------------------------------------
                                                    Authorized Officer


[SEAL]

ATTEST:




----------------------------------





This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                        , as Trustee
                                       -----------------


                                       By:
                                           -------------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT


  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate
Registrar, with full power of substitution in the premises.


Dated:



                                                                               *
                                       ----------------------------------------
                                                  Signature Guaranteed:



                                                                               *
                                       ----------------------------------------


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.

                                                                       EXHIBIT C


             FLEETWOOD CREDIT RV RECEIVABLES 199__-__ GRANTOR TRUST

                             Servicer's Certificate
                       For the Month of __________, ____


  Principal and Interest Collections
  ----------------------------------

  Beginning Pool Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1)$_______

  Beginning Pool Factor [(1)/$__________] . . . . . . . . . . . . . . . . . . . . . . . .        (2) _______

  Principal Collected . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (3)$_______

  Interest Collected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (4)$_______
        Less:  Accrued Interest Prior to Cutoff Date  . . . . . . . . . . . . . . . . . .        (5)$_______

        Less:  Additional Purchased Accrued Interest  . . . . . . . . . . . . . . . . . .        (5a)$_______

        Plus:  Purchased Accrued Interest - End of Collection Period  . . . . . . . . . .        (6)$_______

  Net decrease/(increase) in Purchased Accrued Interest [(5)+(5a)-(6)]  . . . . . . . . .        (7)$_______

        Plus:  "Non-Reimbursable Interest Payment"  . . . . . . . . . . . . . . . . . . .        (8)$_______

  Total Interest Received [(4)-(5)+(5a)+(6)+(8)]  . . . . . . . . . . . . . . . . . . . .        (9)$_______

  Additional Deposits

        (i)  Repurchase Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (10)$_______

        (ii) Liquidation Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (11)$_______

  Total Additional Deposits [(10)+(11)] . . . . . . . . . . . . . . . . . . . . . . . . . . .    (12)$_______

  Total Available Funds [(3)+(9)+(12)]  . . . . . . . . . . . . . . . . . . . . . . . . . . .    (13)$_______

  Defaulted Receivable Principal Balance [(A1)] . . . . . . . . . . . . . . . . . . . . . . .    (14)$_______

  Ending Pool Balance [(1)-(3)-(14)]  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (15)$_______

  Ending Pool Factor [(15)/$___(16)_______] . . . . . . . . . . . . . . . . . . . . . . . . .    (16)$_______



                                                                                   Class A      Class B
                                                                                   -------      -------
  Distribution:
  ------------

  Class Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     _____%        _____%

  Pool Factor (Ending Pool Balance) . . . . . . . . . . . . . . . . . . . . . .

  Class Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .     _____%        _____%

  ____ Beginning Pool Balance (1) . . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______



                                                                                  Class A      Class B
                                                                                  -------      -------
  ____ Ending Pool Balance (15) . . . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______

  Collected Principal (3) . . . . . . . . . . . . . . . . . . . . . . . . . .     $_______      $_______

  Collected Interest (9)  . . . . . . . . . . . . . . . . . . . . . . . . . .     $_______      $_______

  Other Collected Interest  . . . . . . . . . . . . . . . . . . . . . . . . .     $_______      $_______

  Additional Deposits (12)  . . . . . . . . . . . . . . . . . . . . . . . . .     $_______      $_______

  Servicing Fee [(___%/12)x(1)] . . . . . . . . . . . . . . . . . . . . . . .     $_______      $_______

  Total Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . .     $_______      $_______



  Payment to Certificateholders
  -----------------------------

  Principal Distributable Amount [(1)-(15)] . . . . . . . . . . . . . . . . .     $_______      $_______

  Interest Distributable Amount [(1)x(pass-through rate/12)]  . . . . . . . . .   $_______      $_______

             Subtotal   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______

        Payments from Reserve Fund  . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______

        Total Payments to Certificateholders  . . . . . . . . . . . . . . . . .   $_______      $_______

  Reserve Fund payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______

  Amount due Class B but paid to Class A (subordination)  . . . . . . . . . . .   $_______      $_______

  Class A Interest Carryover Shortfall  . . . . . . . . . . . . . . . . . . . .   $_______

  Class A Principal Carryover Shortfall . . . . . . . . . . . . . . . . . . . .   $_______

  Class B Interest Carryover Shortfall  . . . . . . . . . . . . . . . . . . . .                 $_______

  Class B Principal Carryover Shortfall . . . . . . . . . . . . . . . . . . . .                 $_______

  Amounts Remaining in the Certificate Account to be paid to the Seller . . . .   $_______      $_______

  Memo:

        Principal Difference  . . . . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______

        Interest Difference . . . . . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______

        Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $_______      $_______



  Reconciliation of Net Payment to the Trustee
  --------------------------------------------

  Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $_______

        Servicing Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $_______

  Total Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $_______

  Total payments to Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $_______

  Total payments to Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $_______



  Reconciliation of Net Payment to the Trustee
  --------------------------------------------

  Reserve Fund:

        Excess from Seller [(57a)]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $_______

        Reserve Fund Payments [(58)]  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $_______

  Gross payment to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                                                    =======

        Less:  Amount released from Reserve Fund in excess of $_________ [(61)] . . . . . . .      $_______


  Reconciliation of Net Payment to the Trustee
  --------------------------------------------

  Net payment to the Trustee (Equals Gross payment for first 90 days) . . . . . . . . . . . .      $
                                                                                                    =======


  Account Activity
  ----------------

        Number of Accounts - Beginning of Month . . . . . . . . . . . . . . . . . . . . . . .       _______

             Less:  Account Paid Off / Repurchased  . . . . . . . . . . . . . . . . . . . . .       _______

             Plus:  Accounts in Collateral Addition   . . . . . . . . . . . . . . . . . . . .       _______

        Number of Accounts - End of Month . . . . . . . . . . . . . . . . . . . . . . . . . .       _______


  Non-Accrual Accounts - End of Month
  -----------------------------------

        Number of Non-Accrual Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .       _______

        Aggregate Principal Balance Outstanding . . . . . . . . . . . . . . . . . . . . . . .      $_______


 Determination of the Servicer Letter of Credit Amount (if applicable)
 ---------------------------------------------------------------------

      Number of Contracts - End of Month                                        (45)

      Original number of Contracts                                              (46)                     _____

      Percent of Original Contracts remaining                                   (47)                         %
          [((45)/(46))x100]

      Original Servicer Letter of Credit Amount                                 (48)    $          ___________

      Revised Servicer Letter of Credit Amount                                  (49)    $
          [Lesser of [(48)x(47) or the Beginning
          Pool Balance(1)]

      Prior Month Servicer Letter of Credit Amount                              (50)    $
          [Previous Month (49)]

      Servicer Letter of Credit Fee [(__)x(0.__%/12)]                           (51)    $


 Defaulted Receivables
 ---------------------

      Amount of principal and accrued interest due from
          Obligors on Defaulted Receivables
             Principal                                                                (A1)     $
             Interest                                                                 (A2)
             Expense                                                                  (A3)

                Total                                                                  (A)     $

          Less:  Liquidation Proceeds                                                  (B)     $

      Realized Loss [(A1)+(A2)-(B)]                                                    (C)     $

      Cumulative Losses (Including Expenses)                                           (D)     $

      Cumulative Loss Percentage [(D)/$___________]                                                        %
          (Less than ___%)

 Reconciliation of Reserve Fund
 ------------------------------

     Beginning Reserve Fund Balance                                                   (57)     $       ___________

          Plus:  Excess Amounts from Seller                                          (57a)
          Plus:  Investment Earnings
          Plus:  Reserve Fund Payments                                               (57b)
                                                                                      (58)
          Plus:  Beginning Negative Carry Balance                                    (58a)
          Plus:  Negative Carry Investment Earnings                                  (58b)
          Less:  Release from Negative Carry                                         (58c)

          Ending Negative Carry Balance                                              (58d)

     Reserve Fund prior to payments to Seller                                         (59)    $        ___________

     Required Reserve Fund Balance:
          ($__________ (i.e., $_________ plus an amount equal to the Negative
                        ----
          Carry Amount Deposit) for the first Distribution Date; thereafter, the lesser of 1 or 2)

          (1)   _____% of the sum of the Class A Certificate Balance and the Class B
                Certificate Balance (provided that (i) so long as the sum of the Class A
                Certificate Balance and the Class B Certificate Balance (a) exceeds
                $___________, the Specified Reserve Fund Balance cannot be less than
                $__________, or (b) is less than $_________, the Specified Reserve Fund Balance will equal such sum) (unless the Cumulative Loss Percentage exceeds ____%), or
                (2);

          (2)   (___% - Subordination Fraction) x the Ending Pool Balance

     Required Amount                                                                  (60)     $       ___________

     Amount in Reserve Fund released [(59)-(60)]                                      (61)     $


     Ending Reserve Fund Balance to be Invested (including
          Negative Carry Balance)                                                     (62)     $       ___________


     Reserve Fund Balance as a Percent
          of the Ending Pool Balance                                                  (63)

     Interest Income on Reserve Fund for ____, 199_
          from ______________                                                         (64)     $

     Interest Income on Negative Carry Balance for ____, 199_
          from ________________                                                       (65)     $



 Delinquent Accounts
 -------------------

     Period of Delinquency                                          Units           Amount           Percent of Pool
                                                                    -----           ------           ---------------
     30-59 days                                                               $
     60-89 days
     90 days or more
                                                                   ------             ----                       ---
          Total                                                               $                                             (A)
                                                                   ======             ====                       ===

     Repossession Inventory                                                   $                                             (B)
                                                                   ------             ----                       ===

 Delinquency Percentage
 ----------------------
                                                                                                             Quarter
                                                      ___             ___              ___                     Total      (Avg)
                                                -----------   -----------     ------------           ---------------
     90 days or more (000)                      $             $               $                      $
                                                -----------   -----------     ------------           ---------------
     Repossession Inventory (000)               $             $               $                      $
                                                -----------   -----------     ------------           ---------------
     Total                                      $             $               $                      $                      (A)
                                                -----------   -----------     ------------           ---------------
     Ending Pool Balance (mils)                 $             $               $                      $                      (B)
                                                -----------   -----------     ------------           ---------------
     Delinquency Percentage (A)/(B)                                                                  $
                                                                                                     ---------------

                                                                                                     ---------------
 Realized Loss Analysis
 ----------------------
                                                                                                             Quarter
                                                      ___             ___              ___                     Total
                                                -----------   -----------     ------------           ---------------

 Realized Losses/(Recoveries) (X)
     [(A1)+(A2)-(B)] (000)                      $                             $                      $                    (Sum)

 Beginning Pool Balance         (Y)             $             $               $                      $                    (Avg)

 Realized Loss Percentage
     (Less than ___%) [((X)/(Y))*4]
                                                                                                     ---------------
 Realized Losses since inception (less than $_________ )                                             $
                                                                                                     ---------------
 Change in Realized Losses from the preceding Distribution
 Date                                                                                                $
                                                                                                     ---------------
 Proceeds from Insurance and Dealer Repurchase
 ---------------------------------------------

     Proceeds received during the related Collection Period
     from                                                                                                    $
          physical damage insurance

     Proceeds received during the month from Dealer
          repurchase obligations relating to Defaulted                                                       $
          Receivables




                                                                        (9__-__)

                                                                       EXHIBIT D


                               AUCTION PROCEDURES

         The following sets forth the auction procedures (the "Auction Procedures") to be followed in connection with a sale effected pursuant to
Section 21.03 of the Pooling and Servicing Agreement, dated as of ___________ 1, 199__ (the "Agreement"), among Fleetwood Credit Receivables Corp., as Seller, Fleetwood Credit Corp., as Servicer, and _____________, as Trustee. Capitalized terms used herein that are not otherwise defined shall have the meanings described thereto in the Agreement.

I.       Pre-Auction Process

         (a) Upon receiving notice of the Auction Date, the Advisor will initiate its general Auction procedures consisting of the following:
         (i) with the assistance of the Servicer, prepare a general solicitation package along with a confidentiality agreement; (ii) derive a list of qualified bidders, in a commercially reasonable manner; (iii) initiate contact with all qualified bidders; (iv) send a confidentiality agreement to all qualified bidders; (v) upon receipt of a signed confidentiality agreement, send solicitation packages to all interested bidders on behalf of the Trustee; and (vi) notify the Servicer of all potential bidders and anticipated timetable.

         (b) The general solicitation package will include: (i) the prospectus from the public offering of the Certificates; (ii) a copy of all monthly servicing reports or a copy of all annual servicing reports and the prior year's monthly servicing reports; (iii) a form of a Purchase and Sale Agreement and Servicing Agreement; (iv) a description of the minimum purchase price required to cause the Trustee to sell the Auction Property as set forth in Section 21.03 of the Agreement; (v) a formal bidsheet; (vi) a detailed timetable; and
         (vii) a preliminary data tape of the Pool Balance as of the related Distribution Date reflecting the same data attributes used to create the Initial Cutoff Date tables for the prospectus dated _________, 199__ relating to the public offering of the Certificates.

         (c) The Trustee, with the assistance of the Servicer and the Advisor, will maintain an auction package beginning at the time of closing of the transaction, which will contain terms (i) through (iii) listed in the preceding paragraph. If the Advisor is unable to perform its role as advisor to the Trustee, the Servicer acting in its capacity under the Agreement will select a successor Advisor and inform the Trustee of its actions.

         (d) The Advisor will send solicitation packages to all bidders at least 15 Business Days before the Auction Date. Bidders will be required to submit any due diligence questions in writing to the Advisor for determination of their relevancy, no later than ten

         Business Days before the Auction Date. The Servicer and the Advisor will be required to satisfy all relevant questions at least five Business Days prior to the Auction Date and distribute the questions and answers to all bidders.

II.      Auction Process

         (a)     _____________ and/or ____________ (the "Underwriters"), in
         their roles as Advisor to the Trustee, will be allowed to bid in the Auction, but will not be required to do so.

         (b) The Servicer will also be allowed to bid in the Auction if it deems appropriate, but will not be required to do so.

         (c) On the Auction Date, all bids will be due by facsimile to the offices of the Trustee by 1:00 p.m., New York City time, with the winning bidder to be notified by 2:00 p.m., New York City time. All acceptable bids (as described in Section 21.03 of the Agreement) will be due on a conforming basis on the bid sheet contained in the solicitation package.

         (d) If the Trustee receives fewer than two market value bids from participants in the market for motor vehicle retail installment sale contracts willing and able to purchase the Auction Property, the Trustee shall decline to consummate the sale.

         (e) Upon notification to the winning bidder, a good faith deposit equal to 1% of the Pool Balance will be required to be wired to the Trustee upon acceptance of the bid. This deposit, along with any interest income attributable to it, will be credited to the purchase price but will not be refundable. The Trustee will establish a separate account for the acceptance of the good faith deposit, until such time as the account is fully funded and all monies are transferred into the Certificate Account, such time not to exceed one Business Day before the related Distribution Date (as described above).

         (f) The winning bidder will receive on the Auction Date a copy of the draft Purchase and Sale Agreement, Servicing Agreement and Servicer's Representations and Warranties (which shall be substantially identical to the representations and warranties set forth in Section 18.01 of the Agreement).

         (g) Either Underwriter, in its capacity as Advisor to the Trustee, will provide to the Trustee a letter concluding whether or not the winning bid is a fair market value bid. Such Underwriter will also provide this letter if it is the winning bidder. In the case where such Underwriter or the Servicer is the winning bidder it will in its letter provide for market comparables and valuations.

         (h) The Auction will stipulate that the Servicer be retained to service the Receivables sold pursuant to the terms of the Purchase and Sale Agreement and Servicing Agreement.

                                                                       EXHIBIT E


                               [FCRC LETTERHEAD]

                                                            ________, 199__
Moody's Investors Service, Inc.
99 Church Street
New York, New York  10017

Standard & Poor's,
a division of The McGraw-Hill Companies, Inc.
25 Broadway
New York, New York  10017

_____________________

_____________________

_____________________

         Re: Fleetwood Credit RV Receivables 199__-__ Grantor Trust Asset-Backed Certificates

Dear Sirs:

         Reference is made to that certain Pooling and Servicing Agreement, dated as of _________ 1, 199__ (the "Pooling and Servicing Agreement"), among Fleetwood Credit Corp., as Servicer, Fleetwood Credit Receivables Corp., as Seller (the "Seller"), and ____________, as Trustee. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

         Pursuant to Section 2.02(b)(i) of the Pooling and Servicing Agreement, you are hereby notified that the Seller intends to sell to the Trust on __________, 199__ (the "Subsequent Transfer Date") the Subsequent Receivables described in Exhibit A attached hereto. In this regard, please be advised of the following:

                 (i) The Subsequent Cutoff Date with respect to each Subsequent Receivable originated prior to __________, 199__ is __________, 199__;

                 (ii) The Subsequent Cutoff Date with respect to each Subsequent Receivable originated on or after __________, 199__ is its date of origination;

                 (iii) The aggregate Principal Balance of Subsequent Receivables, as of the related Subsequent Cutoff Dates, to be sold to the Trust on the Subsequent Transfer Date specified above is $___________; and

                 (iv) The aggregate Principal Balance of Subsequent Receivables sold to the Trust as of the related Subsequent Cutoff Dates, after giving effect to the transaction contemplated herein, equals $__________ [Note: must be less than or equal to $_________, after giving effect to all transfers of Subsequent Receivables].

                                       Very truly yours,

                                       FLEETWOOD CREDIT RECEIVABLES CORP.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                      E-2